SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): March 1, 2001

                        FLEETBOSTON FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



     Rhode Island                  1-6366                05-0341324
     ------------                  ------                ----------
    (State or other          (Commission File          (IRS Employer
    jurisdiction of               Number)              Identification
    incorporation)                                         Number)



                               100 Federal Street
                           Boston, Massachusetts 02110
                           ---------------------------
               (Address of principal executive offices) (zip code)

                                 (617) 434-2200
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
                  ------------------------------------

      As previously reported, on March 1, 2001, Summit Bancorp., a New Jersey corporation ("Summit"), merged with and into FleetBoston Financial Corporation, a Rhode Island corporation ("FleetBoston"), pursuant to an Agreement and Plan of Merger, dated as of October 1, 2000, by and between Summit and FleetBoston (the "Merger Agreement"). As a result of the merger, each share of common stock, par value $0.80 per share, of Summit outstanding immediately prior to the effective time of the merger was converted into the right to receive 1.02 shares of common stock, par value $0.01 per share, of FleetBoston, with cash in lieu of fractional shares, and all rights with respect to Summit common stock pursuant to Summit stock options outstanding at such effective time were converted into and became rights with respect to FleetBoston common stock on terms adjusted to reflect the 1.02 exchange ratio. Approximately 180.5 million shares of FleetBoston common stock were issued in the merger, and up to approximately 9.0 million shares of FleetBoston common stock may be issued upon the exercise of converted Summit stock options.

      The merger is being accounted for as a "pooling of interests" for accounting and financial reporting purposes.


      The Merger Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

      (a)   FINANCIAL STATEMENTS OF SUMMIT BANCORP. ("SUMMIT")

            The following financial statements of Summit are incorporated by reference to pages 34 through 55 of Summit's Annual Report to Shareholders included in Exhibit 13 to Summit's Annual Report on Form 10-K for the year ended December 31, 1999 (Commission File Number 1-6451).

      -  Consolidated Balance Sheets as of December 31, 1999 and 1998

      -  Consolidated Statements of Income for the Years Ended
         December 31, 1999, 1998 and 1997

      - Consolidated Statements of Changes in Shareholders' Equity for the Years Ended December 31, 1999, 1998 and 1997

      -  Consolidated Statements of Cash Flow for the Years Ended
         December 31, 1999, 1998 and 1997

      -  Notes to Financial Statements

      -  Independent Auditors' Report

            The following financial statements of Summit are incorporated by reference to pages 1 through 22 of Summit's Quarterly Report on Form 10-Q for the three- and nine-month periods ended September 30, 2000.

      -  Consolidated Balance Sheets as of September 30, 2000

      - Consolidated Statements of Income for the three and nine-month periods ended September 30, 2000 and 1999

      - Consolidated Statement of Changes in Shareholders' Equity for the nine-month periods ended September 30, 2000 and 1999

      - Consolidated Statement of Cash Flow for the nine-month periods ended September 30, 2000 and 1999

      -  Notes to Unaudited Financial Statements

      (b)   PRO FORMA FINANCIAL INFORMATION

            Pro forma financial statements will be filed by an amendment to this Form 8-K not later than April 30, 2001. It is impracticable to file the pro forma financial statements at the time of this Form 8-K filing.

      (c)   EXHIBITS

      2.1 Agreement and Plan of Merger, dated October 1, 2000, by and between FleetBoston Financial Corporation, a Rhode Island corporation, and Summit Bancorp., a New Jersey corporation (incorporated by reference to Appendix A to the Proxy Statement-Prospectus forming a part of the Registration Statement of FleetBoston Financial Corporation on Form S-4 (File No. 333-50346)).


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    FLEETBOSTON FINANCIAL CORPORATION


                                    By:  /s/ William C. Mutterperl
                                         -------------------------
                                    Name:  William C. Mutterperl
                                    Title: Executive Vice President, General
                                           Counsel and Secretary

Date:  March 12, 2001

                                  EXHIBIT INDEX

      2.1 Agreement and Plan of Merger, dated October 1, 2000, by and between FleetBoston Financial Corporation, a Rhode Island corporation, and Summit Bancorp., a New Jersey corporation (incorporated by reference to Appendix A to the Proxy Statement-Prospectus forming a part of the Registration Statement of FleetBoston Financial Corporation on Form S-4 (File No. 333-50346)).